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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of report (Date of earliest event reported): August 15, 2002.

                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


     Nevada                        000-27243                       98158A1016
(State or Other             (Commission File Number)          (I.R.S. Employee
Jurisdiction of                                           Identification Number)
 Incorporation)




                30 W. Gude Drive
Suite 420
Rockville, Maryland  20850
Telephone: 240.403.2000



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ITEM 5. OTHER INFORMATION.


WorldTeq Group International (OTC BB: WTEQ) addresses the recent action taken against the President of the company, Bruce Bertman.

-	The indictment does not name Worldteq or any other Worldteq employee.
-	Although alleging a broader conspiracy, the indictment refers to only one actual
sale of stock by Mr. Bertman in March 2001 for only 40,000 shares.
-  At the time of this sale, the company did business as A1 Internet, not WorldTeq.
-	The other persons named currently have no involvement in the business of the company.
-	There are no allegations of financial statement impropriety, unlike recent actions
taken against companies such as WorldCom.  We have no reason to believe our financial statements as filed with the SEC are in any way inaccurate or will in any
way require restatement.

We intend to continue our normal day-to-day business operations while Mr. Bertman
vigorously contests the allegations.

Worldteq Group International common stock is qualified for quotation on the over the
counter bulletin board under the symbol "WTEQ."



                      (SIGNATURES TO FOLLOW ON NEXT PAGE)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
                        (FORMERLY A1 INTERNET.COM, INC.)
                                  (Registrant)

Date: August 15, 2002

                              By: /S/ Donald Dea

                          ----------------------------
                                   (Signature)
                              Name:  Donald Dea
                                Title: Director
                       WorldTeq Group International, Inc.